Inventories	12 Months Ended
Dec. 31, 2021
Schedule Of Inventories
Inventories

5.18	Inventories

Inventories are stated at the lower of cost and net realizable value. The cost of finished goods and work in progress comprises raw materials, direct labor, other direct costs and related production overheads (based on normal operating capacity) at standard costs. The variances between the actual costs and the standard costs are calculated monthly and allocated to the inventory, so there is no difference between actual and standard costs. Inventories exclude borrowing costs. Provisions for batches which fail to meet quality requirements and may not be sold (failed batches) are deducted from the value of inventories.

€ in thousand	As at December 31,
	2021	2020
Raw materials	102,082	4,790
Work in progress	55,681	14,914
Finished goods	8,135	13,625
Purchased goods (third party products)	7,362	1,303
Gross amount of inventories before write-down	173,260	34,631
Less: write-down provision	(49,162)	(7,698)
Inventories	124,098	26,933

The increase in raw materials and work in progress is primarily related to the production of the COVID-19 vaccine.

In 2021, the cost of inventories, which is recognized as an expense and is included in the position “Cost of goods and services”, amounted to €145.3 million (2020: €27.0 million), of which €127.1 million (2020: €9.6 million) related to raw materials which cannot be used and failed batches, which were written down. In 2021, €121.4 million (2020: nil) of these expenses related to the COVID-19 vaccine and stem from write-downs for materials which cannot be used, failed batches and batches at risk of failure (see termination of UK supply agreement in Note 5.5.2). €5.7 million (2020: €9.6 million) of these expenses related to commercialized products and stem from write-downs due to lower sales expectations and limited shelf life of the products.

Write-down provisions related to the inventory categories as follows:

€ in thousand	As at December 31,
	2021	2020
Raw materials	29,751	470
Work in progress	15,096	2,730
Finished goods	3,974	4,435
Purchased goods (third party products)	342	63
Total Write-down provision	49,162	7,698

Given the expected reductions in product sales related to Valneva’s commercialized vaccines IXIARO and DUKORAL due to the current COVID-19 pandemic, the Company has performed a review of both commercial and raw material inventories and has included write-downs in the COGS as at December 31, 2021 and December 31, 2020. Commercial inventories not carrying a minimum residual shelf-life at the expected time of sale on the basis of the most current sales expectations have been written down. These write-downs totaled €7.6 million as at December 31, 2021 (December 31, 2020: €7.4 million), €4.0 million (December 31, 2020: €4.4 million) thereof related to finished goods, €3.3 million (December 31, 2020: €2.4 million) related to work in progress and €0.3 million related to purchased goods (December 31, 2020: €0.5 million related to raw materials and €0.1 million related to purchased goods). As at December 31, 2021, the remaining write-down provisions concerning raw materials amounting to €29.8 million and work in progress amounting to €11.8 million mainly related to the COVID-19 vaccine. As at December 31, 2020, write-down provisions concerning work in progress amounting to €0.3 million related to failed batches.